Stadion TACTICAL GROWTH Fund (formerly the Stadion Market Opportunity Fund)
Summary Prospectus September 28, 2018	Class A Shares (ETFAX), CUSIP 85235B814 Class C Shares (ETFCX), CUSIP 85235B798 Class I Shares (ETFOX), CUSIP 85235B780

Before you invest, you may want to review the Stadion Tactical Growth Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Growth Fund's Prospectus, SAI and other information about the Fund online at https://www.stadionfunds.com/mutual-funds/stadion-tactical-growth-fund#resources. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request to stadion@alpsinc.com. The current Prospectus and SAI, dated September 28, 2018 are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Stadion Tactical Growth Fund (the “Growth Fund”) is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE GROWTH FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Growth Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 51 and in the Growth Fund’s Statement of Additional Information (“SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 42. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	5.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.09%	1.09%	1.09%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.27%	0.26%	0.27%
Acquired Fund Fees and Expenses	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses(3)	1.83%	2.57%	1.58%
Management Fee Waivers and Expense Reimbursements(4)	-0.06%	-0.05%	-0.06%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(3)(4)	1.77%	2.52%	1.52%

(1)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 12 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase.

(3)

“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements” will not correlate to the Growth Fund’s Financial Highlights, which reflect the operating expenses of the Growth Fund but do not include “Acquired Fund Fees and Expenses.”

(4)

The Growth Fund’s investment adviser, Stadion Money Management, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Growth Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Growth Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.30% of the average daily net assets allocable to each Class of the Growth Fund. The Expense Limitation Agreement is currently in effect until October 1, 2019. Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses from 1.70% (or lower) to 1.30% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Growth Fund; provided, however, that the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, shall not exceed 1.30% of the average daily net assets of the Growth Fund (or any lower expense limitation or limitations to which the parties may otherwise agree). The Expense Limitation Agreement may be terminated by the Stadion Investment Trust or the Adviser at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in shares of the Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Growth Fund’s operating expenses remain the same, except that the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until October 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period
	1 Year	3 Years	5 Years	10 Years
Class A	$745	$1,112	$1,503	$2,592
Class C	$355	$795	$1,360	$2,897
Class I	$155	$493	$854	$1,871

Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years
Class C	$255	$795	$1,360	$2,897

Portfolio Turnover

The Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Growth Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Growth Fund’s performance. During the most recent fiscal year, the Growth Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Growth Fund invests primarily in actively managed or index-based exchange traded funds (“ETFs”), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance (collectively, “Fund Investments”) that the Adviser believes have the potential for capital appreciation. The Growth Fund’s investment strategy will emphasize growth style investing, but Fund Investments may also at times have value characteristics.

In allocating the Growth Fund’s assets, the Adviser uses a proprietary quantitative research process to determine current risk in the broad equity markets, as well as to determine the Growth Fund’s:

●	optimum cash position;

●	weighting between the value and growth segments of the market;

●	sector and industry allocation; and

●	domestic and international exposure.

The Adviser generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios. To participate in markets and market sectors, the Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Adviser retains the flexibility to allocate among equity or fixed-income Fund Investments as determined to be suitable for the Growth Fund. The Growth Fund may invest up to 100% of its assets in Fund Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating, including investment grade and high yield, non-investment grade fixed income securities (commonly known as “junk bonds”)).The mix of fixed income and equity Fund Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions. The Growth Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Growth Fund may invest in options or futures positions for speculative purposes, when the Adviser determines that they provide a more efficient way to increase or reduce the Growth Fund’s overall exposure to an industry or sector than buying or selling other Fund Investments, or to hedge against risks of investments in the Growth Fund’s portfolio or markets generally. In general, the Growth Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Growth Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Growth Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Growth Fund’s total assets.

The Growth Fund may at times hold all or a portion of its assets in cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions (“Cash Positions”), either due to pending investments or when investment opportunities are limited.

The Adviser generally sells a security under one or more of the following conditions:

●	the security reaches the Adviser’s appraised value;

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●	there is a more attractively priced Fund Investment or other security as an alternative;

●	the optimum Cash Position has changed based on the Adviser’s quantitative research;

●	the weighting between the value and growth segments of the market have changed based on the Adviser’s quantitative research;

●	the weighting between sector and industry allocations have changed based on the Adviser’s quantitative research; or

●	the weighting between domestic and international exposure have changed based on the Adviser’s quantitative research.

PRINCIPAL RISKS

An investment in the Growth Fund is subject to investment risks; therefore you may lose money by investing in the Growth Fund. There can be no assurance that the Growth Fund will be successful in meeting its investment objective. The Growth Fund is best suited for long-term investors. Generally, the Growth Fund will be subject to the following risks:

Commodity Risk: Investing in commodities through commodity-linked ETFs and mutual funds may subject the Growth Fund to potentially greater volatility than investments in traditional securities. The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Currency Risk: Investments in foreign markets involve currency risk, which is the risk that the values of the Fund Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Growth Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract. Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Growth Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Growth Fund may suffer losses from these transactions.

Derivative Risk: Put and call options and futures contracts are referred to as “derivative” instruments since their values are based on (“derived from”) the values of other securities. Derivative instruments can be volatile and the potential loss to the Growth Fund may exceed the Growth Fund’s initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Growth Fund’s return. The Growth Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. Derivative instruments may create economic leverage in the Growth Fund, which magnifies the Growth Fund’s exposure to the underlying instrument.

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CFTC Regulation Risk. To the extent the Growth Fund makes investments regulated by the CFTC, the Growth Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Growth Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Growth Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Growth Fund is unable to comply with the requirements of Rule 4.5, the Growth Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Growth Fund.

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Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The Growth Fund will be required to deposit with its custodian in a segregated account cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin” in an amount required for the particular futures contract as set by the exchange on which the contract is traded. This margin amount may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. The Growth Fund will incur brokerage fees when it purchases and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Growth Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Growth Fund to do so.

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Options. If the Growth Fund sells a put option whose exercise is settled in cash, the Growth Fund cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the Growth Fund will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option. If the Growth Fund sells a call option whose exercise is settled in cash, the Growth Fund cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the Growth Fund will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option.

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Securities Index Futures Contracts. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited

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at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

ETF and Other Investment Company Risk: The Growth Fund may invest in ETFs or other investment companies. Through its positions in ETFs and other investment companies, the Growth Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). Certain of the ETFs or other investment companies in which the Growth Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits. Investments in ETFs and other investment companies are also subject to the following additional risks:

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Expenses. Since the Growth Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Growth Fund invests in addition to the Growth Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

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Investment Limitation. Under the Investment Company Act of 1940 (the “1940 Act”), the Growth Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Growth Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Growth Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Growth Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal.

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Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Growth Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Growth Fund’s NAV is reduced for undervalued ETFs it holds, and that the Growth Fund receives less than NAV when selling an ETF).

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Operational Risks. There can be no assurance that an active trading market will develop and be maintained for the shares of the ETFs in which the Growth Fund invests. Further, market makers (other than lead market makers) have no obligation to make markets in an ETF’s shares and may discontinue doing so at any time without notice. To the extent no market makers are willing to process creation and/or redemption orders for an ETF, shares of the ETF may trade like closed-end fund shares at a discount to NAV and the ETF may possibly face delisting. Trading in an ETF’s shares may be halted because of market conditions or for reasons that, in the view of the exchange on which the ETF lists its shares, make trading in the ETF’s shares inadvisable. In addition, trading in an ETF’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. During stressed market conditions, the liquidity of an ETF’s shares may be less than the liquidity of the securities in the ETF’s portfolio. Any of the foregoing would have an adverse effect on the value of the Growth Fund’s investment in the ETF’s shares.

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Registration. Shareholders of ETFs that are registered under the Securities Act of 1933 but not the 1940 Act, such as certain ETFs that invest in commodities, do not have the protections of the 1940 Act.

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Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

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Tracking Risk. Index-based Fund Investments may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Fund Investments may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Fund Investment’s ability to track its applicable indices or match its performance.

Fixed Income Risk: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, maturity risk and liquidity risk. These risks could affect the value of investments of the Growth Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Credit Risk. The value of the Growth Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

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Interest Rate Risk. The value of the Growth Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Growth Fund’s fixed income investments can be expected to decline.

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Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

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Maturity Risk. The value of the Growth Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or Fund Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Growth Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Growth Investing Risk: The Growth Fund may invest in companies that appear to be growth-oriented. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Growth Fund’s return.

Junk Bonds or High Yield Securities Risk: High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade”. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Growth Fund’s net asset value. These risks can reduce the value of the Growth Fund’s shares and the income it earns.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk: The share price of the Growth Fund changes daily based on the performance of the securities in which it invests. The ability of the Growth Fund to meet its investment objective is directly related to the ability of the Adviser to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Growth Fund invests will be correct or produce the desired results. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Growth Fund’s share price may be adversely affected.

Market Risk: Market risk refers to the risk that the value of securities in the Growth Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Growth Fund’s investments, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the Growth Fund’s portfolio) may decline, regardless of their long-term prospects.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Growth Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Growth Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Growth Fund expenses. High rates of portfolio turnover may lower the performance of the Growth Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Growth Fund realizes capital gains when Fund Investments are sold, the Growth Fund must generally distribute those gains to shareholders, increasing the Growth Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector/Focused Investment Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Growth Fund invests more heavily in a particular sector or focuses its investments in securities by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence affecting that sector than a fund that does not invest heavily in the sector. The sectors in which the Growth Fund may invest in more heavily will vary.

Small and Medium Capitalization Companies Risk: The Growth Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and

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medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may not be undervalued.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Growth Fund. The bar chart shows changes in the performance of the Growth Fund’s Class I shares for each full calendar year since its commencement of operations. Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses. The Growth Fund is the successor to the ETF Market Opportunity Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, strategies and policies. The performance provided in the bar chart and performance table below prior to April 1, 2013 is that of the Predecessor Fund. The performance table shows how the average annual total returns of the Growth Fund’s Class I shares compare with broad measures of market performance. The impact of sales charges is not reflected in the bar chart if reflected, returns would be less than those shown. How the Growth Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available on the Growth Fund’s website at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year Returns

Class I Performance

●	During the periods shown in the bar chart, the highest return for a calendar quarter was 16.69% (quarter ended 6/30/2009).

●	During the periods shown in the bar chart, the lowest return for a calendar quarter was -15.34% (quarter ended 12/31/2008).

●	The 2018 calendar year-to-date return for Class I shares was 3.30% as of June 30, 2018.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual aftertax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Growth Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. Class A and C shares of the Fund commenced operations on April 1, 2013. The performance shown for Class A and C shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class A and C shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class A and C shares of the Fund had been available during periods prior to April 1, 2013, the performance shown may have been different.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	10 Years	Since Inception (May 3, 2004)
Class I Shares
Return Before Taxes	12.27%	9.71%	7.69%	7.06%
Return After Taxes on Distributions	12.26%	8.29%	5.89%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares	6.95%	7.10%	5.61%	5.25%
Class A Shares
Return Before Taxes	5.55%	8.16%	6.79%	6.33%
Class C Shares
Return Before Taxes	10.08%	8.60%	6.61%	5.99%
Morningstar Moderately Aggressive Target Risk Index (reflects no deduction for fees, expenses or taxes)	18.89%	10.04%	6.29%	7.92%

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MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Growth Fund’s investment adviser.

The Adviser employs a team of investment professionals responsible for the day-to-day management of the Growth Fund’s investments. The portfolio management team is led by Paul M. Frank and consists of Brad A. Thompson and William McGough.

Name	Title with the Adviser	Length of Service to the Fund
Paul M. Frank	Senior Portfolio Manager	Since April 2013*
Brad A. Thompson, CFA	Chief Investment Officer	Since April 2013
William McGough, CFA	Portfolio Manager & CIO - Retirement	Since April 2013
Clayton Fresk, CFA	Portfolio Manager	Since September 2017

*	Paul Frank managed the Predecessor Fund since its inception in 2004.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$1,000 for Class A and Class C shares. There is no minimum initial investment for Class I shares. Please refer to the section titled “Choosing a Share Class” on page 50 of the Growth Fund's Prospectus for information regarding Class I investment requirements.

Minimum Additional Investment

$250 for Class A and Class C shares. There is no minimum additional investment for Class I shares.

General Information

You may purchase or redeem (sell) shares of each Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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